Exhibit 99.1
                                  ------------


         The pool of mortgage loans consist of conventional, one-to four-family, adjustable-rate and fixed-rate mortgage loans (the " Mortgage Loans"). Approximately 92.63% of the Mortgage Loans, by aggregate principal balance of the Mortgage Loans as of the Cut-off Date, were originated by the Originator's wholesale lending subsidiary, Argent Mortgage Company, LLC, and approximately 7.37% of the Mortgage Loans, by aggregate principal balance of the Mortgage Loans as of the Cut-off Date, were originated by the Originator's subsidiary Town & Country Credit Corporation through its wholesale lending division, Olympus Mortgage Company. The Mortgage Loans are secured by mortgages or deeds of trust or other similar security instruments creating first liens on residential properties (the "Mortgaged Properties") consisting of attached, detached or semi-detached one-to four- family dwelling units, individual condominium units or individual units in planned unit developments and manufactured housing.

         For purposes of calculating interest and principal distributions on the Class A Certificates, the Mortgage Loans have been divided into two loan groups, designated as the "Group I Mortgage Loans" and the "Group II Mortgage Loans." The Group I Mortgage Loans consist of adjustable-rate and fixed-rate mortgage loans with principal balances at origination that conform to Freddie Mac and Fannie Mae loan limits and the Group II Mortgage Loans consist of adjustable-rate and fixed-rate mortgage loans with principal balances at origination that may or may not conform to Freddie Mac or Fannie Mae loan limits.

         The Group I Mortgage Loans (the " Group I Mortgage Loans") consist of approximately 7,784 adjustable-rate and fixed-rate Mortgage Loans having an aggregate principal balance as of the Cut-off Date of approximately $1,278,544,522.64, after application of scheduled payments due on or before the Cut-off Date whether or not received, and subject to a permitted variance of plus or minus 5%. The Group II Mortgage Loans (the " Group II Mortgage Loans") consist of approximately 1,689 adjustable-rate and fixed-rate Mortgage Loans having an aggregate principal balance as of the Cut-off Date of approximately $421,452,910.82, after application of scheduled payments due on or before the Cut-off Date whether or not received, and subject to a permitted variance of plus or minus 5%. The Mortgage Loans have original terms to maturity of not greater than 30 years from the date on which the first payment was due on each Mortgage Loan.

         The Depositor will purchase the Mortgage Loans from the Originator pursuant to the Mortgage Loan Purchase Agreement, dated as of June 4, 2003 (the "Mortgage Loan Purchase Agreement"), between the Originator and the Depositor. Pursuant to the Pooling and Servicing Agreement, dated as of June 1, 2003 (the "Pooling and Servicing Agreement"), among the Depositor, the Master Servicer and the Trustee, the Depositor caused the Mortgage Loans to be assigned to the Trustee for the benefit of the certificateholders.

         Subsequent Group I Mortgage Loans (the "Subsequent Group I Mortgage Loans") and subsequent Group II Mortgage Loans (the "Subsequent Group II Mortgage Loans" and together with the Subsequent Group I Mortgage Loans, the "Subsequent Mortgage Loans") are intended to be purchased by the Trust from the Depositor on or before September 4, 2003 from funds on deposit in the Pre-Funding Accounts. The Subsequent Mortgage Loans, were purchased by the Depositor and sold by the Depositor to the Trust for deposit in the Mortgage Pool. The Pooling and Servicing Agreement provided that each Mortgage Loan in the Mortgage Pool must conform to certain specified characteristics and, following the conveyance of the Subsequent Mortgage Loans, the Mortgage Pool must conform to certain specified characteristics, as described below under "--Conveyance of Subsequent Mortgage Loans and the Pre-Funding Accounts."

         Each Mortgage Loan will accrue interest at the fixed-rate or the adjustable-rate calculated as specified under the terms of the related mortgage note (each such rate, a "Mortgage Rate").

         Each fixed-rate Mortgage Loan has a Mortgage Rate that is fixed for the life of such Mortgage Loan.

         Each adjustable-rate Mortgage Loan accrues interest at a Mortgage Rate that is adjustable. The adjustable-rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided, that the first adjustment for approximately 99.72% of the adjustable-rate Mortgage Loans will occur after an initial period of two years after origination and the first adjustment for approximately 0.28% of the adjustable-rate Mortgage Loans will occur after an initial period of three years after origination. On each Adjustment Date for each adjustable-rate Mortgage Loan, the Mortgage Rate thereon will be adjusted (subject to rounding) to equal the sum of the applicable Index (as defined below) and a fixed percentage amount (the "Gross Margin"). The Mortgage Rate on each adjustable-rate Mortgage Loan will not decrease on the first related Adjustment Date, will not increase by more than 3.000% per annum on the first related Adjustment Date (the "Initial Periodic Rate Cap") and will not increase or decrease by more than 1.000% per annum on any Adjustment Date thereafter (the "Periodic Rate Cap"). Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding principal balance of the related Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each such adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described herein. None of the adjustable-rate Mortgage Loans permits the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

         The Mortgage Loans have scheduled monthly payments due on the first day of the month (with respect to each Mortgage Loan, a "Due Date"). Each Mortgage Loan will contain a customary "due-on-sale" clause which provides that (subject to state and federal restrictions) the Mortgage Loan must be repaid at the time of sale of the related Mortgaged Property or with the consent of the holder of the mortgage note assumed by a creditworthy purchaser of the related Mortgaged Property.

         Approximately 82.70% of the Group I Mortgage Loans and approximately 80.33% of the Group II Mortgage Loans provide for payment by the mortgagor of a prepayment charge on certain principal prepayments, subject to certain limitations in the related mortgage note and limitations upon collection in the Pooling and Servicing Agreement. Generally, each such Mortgage Loan provides for payment of a prepayment charge on certain prepayments made within a defined period set forth in the related Mortgage Note (generally within the first three years but possibly as short as one year from the date of origination of such Mortgage Loan). The amount of the prepayment charge is as provided in the related Mortgage Note. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans in both loan groups, and such amounts will not be available for distribution on the other classes of Certificates. Under certain instances, as described under the terms of the Pooling and Servicing Agreement, the Master Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. The Depositor makes no representation as to the effect that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans.

         None of the Mortgage Loans are Buydown Mortgage Loans.

GROUP I MORTGAGE LOAN STATISTICS

         The average principal balance of the Group I Mortgage Loans at origination was approximately $164,377. No Group I Mortgage Loan had a principal balance at origination greater than approximately $495,000 or less than approximately $60,000. The average principal balance of the Group I Mortgage Loans as of the Cut-off Date was approximately $164,253. No Group I Mortgage Loan had a principal balance as of the Cut-off Date greater than approximately $494,629 or less than approximately $59,532.

         The Group I Mortgage Loans had Mortgage Rates as of the Cut-off Date ranging from approximately 4.99% per annum to approximately 12.85% per annum, and the weighted average Mortgage Rate on the Group I Mortgage Loans was approximately 7.61% per annum. As of the Cut-off Date, the adjustable-rate Group I Mortgage Loans had Gross Margins ranging from approximately 4.50% to approximately 7.13%, Minimum Mortgage Rates ranging from approximately 4.99% per annum to approximately 12.55% per annum and Maximum Mortgage Rates ranging from approximately 10.99% per annum to approximately 18.55% per annum. As of the Cut-off Date, the weighted average Gross Margin on the adjustable-rate Group I Mortgage Loans was approximately 6.42%, the weighted average Minimum Mortgage Rate on the adjustable-rate Group I Mortgage Loans was approximately 7.68% per annum and the weighted average Maximum Mortgage Rate on the adjustable-rate Group I Mortgage Loans was approximately 13.68% per annum. The latest first Adjustment Date following the Cut-off Date on any adjustable-rate Group I Mortgage Loan occurs in June 2006 and the weighted average next Adjustment Date for all of the adjustable-rate Group I Mortgage Loans following the Cut-off Date is May, 2005.

         The weighted average loan-to-value ratio at origination of the Group I Mortgage Loans was approximately 83.84%. At origination, no Group I Mortgage Loan had a loan-to-value ratio greater than approximately 95.00% or less than approximately 14.33%.

         The weighted average remaining term to stated maturity of the Group I Mortgage Loans was approximately 357 months as of the Cut-off Date. None of the Group I Mortgage Loans had a first Due Date prior to December 2002 or after July 2003, or will have a remaining term to stated maturity of less than 178 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group I Mortgage Loan is June 2033.

         The Group I Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

                    PRINCIPAL BALANCES OF THE GROUP I MORTGAGE LOANS AS OF THE CUT-OFF DATE(1)

                                                                             AGGREGATE              % OF AGGREGATE
                                                                         PRINCIPAL BALANCE         PRINCIPAL BALANCE
      RANGE OF PRINCIPAL BALANCES AS               NUMBER OF             OUTSTANDING AS OF         OUTSTANDING AS OF
         OF THE CUT-OFF DATE ($)                MORTGAGE LOANS            THE CUT-OFF DATE          THE CUT-OFF DATE
         -----------------------                --------------            ----------------          ----------------
 50,000.01 - 100,000.00...................           1,745             $     141,141,072.03              11.04%
100,000.01 - 150,000.00...................           2,085                   261,273,806.76              20.44
150,000.01 - 200,000.00...................           1,646                   286,411,835.75              22.40
200,000.01 - 250,000.00...................           1,180                   263,695,462.43              20.62
250,000.01 - 300,000.00...................             808                   220,985,457.49              17.28
300,000.01 - 350,000.00...................             262                    82,415,446.53               6.45
350,000.01 - 400,000.00...................              42                    15,695,752.38               1.23
400,000.01 - 450,000.00...................              12                     5,034,949.49               0.39
450,000.01 - 500,000.00...................               4                     1,890,739.78               0.15
                                                     -----             --------------------             ------
    Total.................................           7,784             $   1,278,544,522.64             100.00%
                                                     =====             ====================             ======

----------
(1) The average principal balance of the Group I Mortgage Loans as of the Cut-off Date was approximately $164,253.



                      MORTGAGE RATES OF THE  GROUP I MORTGAGE LOANS AS OF THE CUT-OFF DATE(1)


                                                                             AGGREGATE              % OF AGGREGATE
                                                                         PRINCIPAL BALANCE         PRINCIPAL BALANCE
                                                   NUMBER OF             OUTSTANDING AS OF         OUTSTANDING AS OF
         CURRENT MORTGAGE RATE (%)              MORTGAGE LOANS            THE CUT-OFF DATE          THE CUT-OFF DATE
         -------------------------              --------------            ----------------          ----------------
4.500 - 4.999.............................               1             $         207,749.61               0.02%
5.000 - 5.499.............................              16                     4,048,094.40               0.32
5.500 - 5.999.............................             201                    42,651,072.86               3.34
6.000 - 6.499.............................             459                    91,196,337.64               7.13
6.500 - 6.999.............................           1,185                   229,258,342.09              17.93
7.000 - 7.499.............................           1,148                   200,189,054.28              15.66
7.500 - 7.999.............................           1,759                   289,966,950.39              22.68
8.000 - 8.499.............................           1,282                   188,711,474.71              14.76
8.500 - 8.999.............................           1,161                   160,136,985.98              12.52
9.000 - 9.499.............................             336                    42,329,181.84               3.31
9.500 - 9.999.............................             141                    17,955,656.90               1.40
10.000 - 10.499...........................              41                     5,024,154.35               0.39
10.500 - 10.999...........................               9                     1,199,143.92               0.09
11.000 - 11.499...........................              17                     2,096,345.61               0.16
11.500 - 11.999...........................              15                     1,951,834.80               0.15
12.000 - 12.499...........................              10                     1,347,442.10               0.11
12.500 - 12.999...........................               3                       274,701.16               0.02
                                                     -----             --------------------             ------
    Total.................................           7,784             $   1,278,544,522.64             100.00%
                                                     =====             ====================             ======

----------
(1) The weighted average current Mortgage Rate of the Group I Mortgage Loans as of the Cut-off Date was approximately 7.61% per annum.

                     MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE  GROUP I MORTGAGE LOANS(1)


                                                                             AGGREGATE              % OF AGGREGATE
                                                                         PRINCIPAL BALANCE         PRINCIPAL BALANCE
                                                   NUMBER OF             OUTSTANDING AS OF         OUTSTANDING AS OF
    MAXIMUM MORTGAGE RATE (%)                   MORTGAGE LOANS            THE CUT-OFF DATE          THE CUT-OFF DATE
    -------------------------                   --------------            ----------------          ----------------
10.500 - 10.999...........................               1             $         207,749.61               0.02%
11.000 - 11.499...........................              15                     3,736,442.38               0.34
11.500 - 11.999...........................             132                    28,085,741.33               2.58
12.000 - 12.499...........................             311                    62,418,353.79               5.74
12.500 - 12.999...........................             927                   180,869,207.10              16.64
13.000 - 13.499...........................             981                   171,269,506.13              15.76
13.500 - 13.999...........................           1,575                   261,521,969.41              24.06
14.000 - 14.499...........................           1,146                   169,512,081.06              15.60
14.500 - 14.999...........................           1,030                   143,438,847.63              13.20
15.000 - 15.499...........................             296                    37,839,919.27               3.48
15.500 - 15.999...........................             127                    16,679,096.77               1.53
16.000 - 16.499...........................              38                     4,788,109.30               0.44
16.500 - 16.999...........................               8                     1,120,093.92               0.10
17.000 - 17.499...........................              17                     2,096,345.61               0.19
17.500 - 17.999...........................              14                     1,849,864.32               0.17
18.000 - 18.499...........................               9                     1,167,489.74               0.11
18.500 - 18.999...........................               2                       161,727.90               0.01
                                                     -----             --------------------             ------
    Total.................................           6,629             $   1,086,762,545.27             100.00%
                                                     =====             ====================             ======

______________
(1) The weighted average Maximum Mortgage Rate of the adjustable-rate Group I Mortgage Loans as of the Cut-off Date was approximately 13.68% per annum.


                     MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE  GROUP I MORTGAGE LOANS(1)


                                                                             AGGREGATE              % OF AGGREGATE
                                                                         PRINCIPAL BALANCE         PRINCIPAL BALANCE
                                                   NUMBER OF             OUTSTANDING AS OF         OUTSTANDING AS OF
    MINIMUM MORTGAGE RATE (%)                   MORTGAGE LOANS            THE CUT-OFF DATE          THE CUT-OFF DATE
    -------------------------                   --------------            ----------------          ----------------
4.500 - 4.999.............................               1             $         207,749.61               0.02%
5.000 - 5.499.............................              15                     3,736,442.38               0.34
5.500 - 5.999.............................             132                    28,085,741.33               2.58
6.000 - 6.499.............................             311                    62,418,353.79               5.74
6.500 - 6.999.............................             927                   180,869,207.10              16.64
7.000 - 7.499.............................             981                   171,269,506.13              15.76
7.500 - 7.999.............................           1,575                   261,521,969.41              24.06
8.000 - 8.499.............................           1,146                   169,512,081.06              15.60
8.500 - 8.999.............................           1,030                   143,438,847.63              13.20
9.000 - 9.499.............................             296                    37,839,919.27               3.48
9.500 - 9.999.............................             127                    16,679,096.77               1.53
10.000 - 10.499...........................              38                     4,788,109.30               0.44
10.500 - 10.999...........................               8                     1,120,093.92               0.10
11.000 - 11.499...........................              17                     2,096,345.61               0.19
11.500 - 11.999...........................              14                     1,849,864.32               0.17
12.000 - 12.499...........................               9                     1,167,489.74               0.11
12.500 - 12.999...........................               2                       161,727.90               0.01
                                                     -----             --------------------             ------
    Total.................................           6,629             $   1,086,762,545.27             100.00%
                                                     =====             ====================             ======

______________
(1) The weighted average Minimum Mortgage Rate of the adjustable-rate Group I Mortgage Loans as of the Cut-off Date was approximately 7.68% per annum.

                          GROSS MARGINS OF THE ADJUSTABLE-RATE  GROUP I MORTGAGE LOANS(1)


                                                                             AGGREGATE              % OF AGGREGATE
                                                                         PRINCIPAL BALANCE         PRINCIPAL BALANCE
                                                   NUMBER OF             OUTSTANDING AS OF         OUTSTANDING AS OF
    GROSS MARGINS (%)                           MORTGAGE LOANS            THE CUT-OFF DATE          THE CUT-OFF DATE
    -----------------                           --------------            ----------------          ----------------
4.500 - 4.749.............................              12             $       1,872,245.36               0.17%
5.000 - 5.249.............................               4                       615,650.07               0.06
5.500 - 5.749.............................             402                    81,303,512.87               7.48
5.750 - 5.999.............................               1                        65,196.40               0.01
6.000 - 6.249.............................               5                     1,053,202.37               0.10
6.250 - 6.499.............................              16                     2,070,317.24               0.19
6.500 - 6.749.............................           6,158                   994,646,109.44              91.52
6.750 - 6.999.............................              10                     1,468,233.08               0.14
7.000 - 7.249.............................              21                     3,668,078.44               0.34
                                                     -----             --------------------             ------
    Total.................................           6,629             $   1,086,762,545.27             100.00%
                                                     =====             ====================             ======

______________
(1) The weighted average Gross Margin of the adjustable-rate Group I Mortgage Loans as of the Cut-off Date was approximately 6.42% per annum.



                      NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE  GROUP I MORTGAGE LOANS(1)


                                                                             AGGREGATE              % OF AGGREGATE
                                                                         PRINCIPAL BALANCE         PRINCIPAL BALANCE
                                                   NUMBER OF             OUTSTANDING AS OF         OUTSTANDING AS OF
    NEXT ADJUSTMENT DATE                        MORTGAGE LOANS            THE CUT-OFF DATE          THE CUT-OFF DATE
    --------------------                        --------------            ----------------          ----------------
2004-11...................................               1             $         232,974.25               0.02%
2004-12...................................               4                       533,154.78               0.05
2005-01...................................              42                     7,960,048.54               0.73
2005-02...................................              29                     4,869,502.62               0.45
2005-03...................................             249                    42,196,199.92               3.88
2005-04...................................             901                   149,867,512.63              13.79
2005-05...................................           3,630                   594,697,502.49              54.72
2005-06...................................           1,754                   282,575,910.00              26.00
2006-01...................................               3                       601,613.42               0.06
2006-02...................................               2                       416,215.39               0.04
2006-03...................................               2                       285,000.02               0.03
2006-05...................................               8                     1,714,321.21               0.16
2006-06...................................               4                       812,590.00               0.07
                                                     -----             --------------------             ------
    Total.................................           6,629             $   1,086,762,545.27             100.00%
                                                     =====             ====================             ======

______________
(1) The weighted average next Adjustment Date for the adjustable-rate Group I Mortgage Loans as of the Cut-off Date is May 2005.

                          ORIGINAL LOAN-TO-VALUE RATIOS OF THE  GROUP I MORTGAGE LOANS(1)


                                                                             AGGREGATE              % OF AGGREGATE
                                                                         PRINCIPAL BALANCE         PRINCIPAL BALANCE
                                                   NUMBER OF             OUTSTANDING AS OF         OUTSTANDING AS OF
    ORIGINAL LONA-TO-VALUE RATIO (%)            MORTGAGE LOANS            THE CUT-OFF DATE          THE CUT-OFF DATE
    --------------------------------            --------------            ----------------          ----------------
25.00 or less.............................               5             $         558,774.05               0.04%
25.01 - 30.00.............................               9                       698,891.35               0.05
30.01 - 35.00.............................               7                     1,099,400.80               0.09
35.01 - 40.00.............................              28                     3,434,216.93               0.27
40.01 - 45.00.............................              28                     3,851,472.80               0.30
45.01 - 50.00.............................              49                     6,420,538.21               0.50
50.01 - 55.00.............................              88                    13,579,911.59               1.06
55.01 - 60.00.............................             143                    21,458,903.77               1.68
60.01 - 65.00.............................             243                    40,723,789.45               3.19
65.01 - 70.00.............................             323                    52,705,796.08               4.12
70.01 - 75.00.............................             629                   106,488,125.82               8.33
75.01 - 80.00.............................           1,266                   210,147,079.25              16.44
80.01 - 85.00.............................           1,036                   165,778,172.64              12.97
85.01 - 90.00.............................           2,408                   389,780,570.80              30.49
90.01 - 95.00.............................           1,522                   261,818,879.10              20.48
                                                     -----             --------------------             ------
    Total.................................           7,784             $   1,278,544,522.64             100.00%
                                                     =====             ====================             ======

______________
(1) The weighted average original loan-to-value ratio of the Group I Mortgage Loans as of the Cut-off Date was approximately 83.84%.


                             MORTGAGED PROPERTY TYPES OF THE GROUP I MORTGAGE LOANS


                                                                             AGGREGATE              % OF AGGREGATE
                                                                         PRINCIPAL BALANCE         PRINCIPAL BALANCE
                                                   NUMBER OF             OUTSTANDING AS OF         OUTSTANDING AS OF
    PROPERTY TYPE                               MORTGAGE LOANS            THE CUT-OFF DATE          THE CUT-OFF DATE
    -------------                               --------------            ----------------          ----------------
Single Family Residence...................           6,075             $     974,436,445.00              76.22%
2-4 Family................................             622                   129,529,635.14              10.13
Planned Unit Development..................             449                    80,061,708.55               6.26
Condo.....................................             523                    79,495,865.48               6.22
Planned Unit Development Attached.........              49                     8,336,317.77               0.65
Manufactured Housing......................              54                     5,276,850.81               0.41
Single Family Attached....................              12                     1,407,699.89               0.11
                                                     -----             --------------------             ------
    Total.................................           7,784             $   1,278,544,522.64             100.00%
                                                     =====             ====================             ======

                       MORTGAGED PROPERTY OCCUPANCY STATUS OF THE  GROUP I MORTGAGE LOANS(1)


                                                                             AGGREGATE              % OF AGGREGATE
                                                                         PRINCIPAL BALANCE         PRINCIPAL BALANCE
                                                   NUMBER OF             OUTSTANDING AS OF         OUTSTANDING AS OF
    OCCUPANCY STATUS                            MORTGAGE LOANS            THE CUT-OFF DATE          THE CUT-OFF DATE
    ----------------                            --------------            ----------------          ----------------
Owner Occupied............................           7,075             $   1,182,498,307.27              92.49%
Non Owner Occupied........................             650                    87,393,689.46               6.84
Second Home...............................              59                     8,652,525.91               0.68
                                                     -----             --------------------             ------
    Total.................................           7,784             $   1,278,544,522.64             100.00%
                                                     =====             ====================             ======

______________
(1) Occupancy status as represented by the mortgagor at the time of origination.


                                      PURPOSE OF THE GROUP I MORTGAGE LOANS


                                                                             AGGREGATE              % OF AGGREGATE
                                                                         PRINCIPAL BALANCE         PRINCIPAL BALANCE
                                                   NUMBER OF             OUTSTANDING AS OF         OUTSTANDING AS OF
    PURPOSE                                     MORTGAGE LOANS            THE CUT-OFF DATE          THE CUT-OFF DATE
    -------                                     --------------            ----------------          ----------------
Refinance - Debt Consolidation, Cashout(1)           3,686             $     614,245,849.95              48.04%
Purchase..................................           2,150                   336,926,272.02              26.35
Refinance - Debt Consolidation, No Cashout(2)        1,948                   327,372,400.67              25.61
                                                     -----             --------------------             ------
    Total.................................           7,784             $   1,278,544,522.64             100.00%
                                                     =====             ====================             ======

______________
(1) Cash proceeds to the borrower exclusive of Debt Consolidation payments exceed 3% of the original Principal Balance of the related mortgage loan. Also includes all home equity loans originated in Texas with any cash proceeds.
(2) Cash proceeds to the borrower exclusive of Debt Consolidation payments are 3% or less of the original Principal Balance of the related mortgage loan. Excludes home equity loans originated in Texas with any cash proceeds.

          GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATING TO THE  GROUP I MORTGAGE LOANS(1)


                                                                             AGGREGATE              % OF AGGREGATE
                                                                         PRINCIPAL BALANCE         PRINCIPAL BALANCE
                                                   NUMBER OF             OUTSTANDING AS OF         OUTSTANDING AS OF
    LOCATION                                    MORTGAGE LOANS            THE CUT-OFF DATE          THE CUT-OFF DATE
    --------                                    --------------            ----------------          ----------------
Alabama...................................             83             $       9,093,242.16               0.71%
Alaska....................................             20                     3,839,069.85               0.30
Arizona...................................            413                    48,576,435.16               3.80
Arkansas..................................             16                     1,546,796.75               0.12
California................................          2,005                   412,565,815.42              32.27
Colorado..................................            158                    27,770,214.51               2.17
Connecticut...............................            109                    18,195,942.20               1.42
Delaware..................................              8                     1,354,961.31               0.11
Florida...................................            871                   119,166,389.66               9.32
Hawaii....................................             39                    10,099,161.73               0.79
Idaho.....................................             24                     3,083,954.19               0.24
Illinois..................................            467                    73,319,149.09               5.73
Indiana...................................            118                    11,999,398.55               0.94
Iowa......................................             32                     3,191,763.37               0.25
Kansas....................................             19                     2,481,466.58               0.19
Kentucky..................................             33                     3,600,975.83               0.28
Louisiana.................................             23                     2,729,068.72               0.21
Maine.....................................             18                     2,518,934.08               0.20
Maryland..................................            105                    18,036,950.36               1.41
Massachusetts.............................            251                    51,740,306.44               4.05
Michigan..................................            260                    31,336,588.48               2.45
Minnesota.................................            238                    38,564,517.93               3.02
Mississippi...............................             18                     1,891,410.35               0.15
Missouri..................................            139                    14,781,482.04               1.16
Montana...................................              5                       596,442.38               0.05
Nebraska..................................              8                       723,154.24               0.06
Nevada....................................            169                    25,791,656.82               2.02
New Hampshire.............................             27                     4,201,951.34               0.33
New Jersey................................            248                    45,106,368.16               3.53
New Mexico................................             41                     5,434,868.70               0.43
New York..................................            491                   114,661,653.85               8.97
North Dakota..............................              3                       324,591.02               0.03
Ohio......................................            276                    27,337,346.44               2.14
Oklahoma..................................             17                     1,927,885.62               0.15
Oregon....................................             55                     9,158,569.36               0.72
Pennsylvania..............................            106                    13,959,680.29               1.09
Rhode Island..............................             59                     8,562,164.65               0.67
South Carolina............................             74                     7,556,487.49               0.59
Tennessee.................................            103                    11,899,617.42               0.93
Texas.....................................            279                    33,823,455.53               2.65
Utah......................................             92                    13,555,518.89               1.06
Vermont...................................              1                       100,000.00               0.01
Washington................................            221                    37,127,988.67               2.90
Wisconsin.................................             38                     4,804,742.15               0.38
Wyoming...................................              4                       406,384.86               0.03
                                                    -----             --------------------             ------
    Total.................................          7,784             $   1,278,544,522.64             100.00%
                                                    =====             ====================             ======

______________
(1) The greatest ZIP Code geographic concentration of the Group I Mortgage Loans was approximately 0.35% in the 94565 ZIP Code.

                     QUALIFYING FICO SCORES FOR THE  GROUP I MORTGAGE LOANS AT ORIGINATION(1)


                                                                             AGGREGATE              % OF AGGREGATE
                                                                         PRINCIPAL BALANCE         PRINCIPAL BALANCE
                                                   NUMBER OF             OUTSTANDING AS OF         OUTSTANDING AS OF
    QUALIFYING FICO SCORE                       MORTGAGE LOANS            THE CUT-OFF DATE          THE CUT-OFF DATE
    ---------------------                       --------------            ----------------          ----------------
500 - 519.................................             274             $      43,570,124.89               3.41%
520 - 539.................................             460                    70,800,238.82               5.54
540 - 559.................................             900                   138,138,282.34              10.80
560 - 579.................................             939                   147,698,610.85              11.55
580 - 599.................................             833                   132,820,830.53              10.39
600 - 619.................................           1,326                   220,058,158.20              17.21
620 - 639.................................           1,169                   197,723,340.94              15.46
640 - 659.................................             754                   132,067,775.92              10.33
660 - 679.................................             438                    74,073,954.96               5.79
680 - 699.................................             306                    52,652,874.11               4.12
700 - 719.................................             172                    30,099,853.30               2.35
720 - 739.................................             116                    20,777,389.59               1.63
740 - 759.................................              52                     9,332,299.56               0.73
760 - 779.................................              27                     4,945,110.30               0.39
780 - 799.................................              13                     2,766,503.43               0.22
800 - 819.................................               5                     1,019,174.90               0.08
                                                     -----             --------------------             ------
    Total.................................           7,784             $   1,278,544,522.64             100.00%
                                                     =====             ====================             ======

______________
(1) The weighted average qualifying FICO score at origination of the Group I Mortgage Loans that had FICO scores was approximately 609. See "--FICO Scores" herein.


                              INCOME DOCUMENTATION OF THE GROUP I MORTGAGE LOANS(1)


                                                                             AGGREGATE              % OF AGGREGATE
                                                                         PRINCIPAL BALANCE         PRINCIPAL BALANCE
                                                   NUMBER OF             OUTSTANDING AS OF         OUTSTANDING AS OF
    INCOME DOCUMENTATION                        MORTGAGE LOANS            THE CUT-OFF DATE          THE CUT-OFF DATE
    --------------------                        --------------            ----------------          ----------------
Full Documentation Program................           5,142             $     828,882,029.12              64.83%
Stated Documentation Program..............           2,399                   408,111,038.10              31.92
Limited Documentation Program.............             243                    41,551,455.42               3.25
                                                     -----             --------------------             ------
    Total.................................           7,784             $   1,278,544,522.64             100.00%
                                                     =====             ====================             ======

______________
(1) For a description of each documentation level, see "The Mortgage Loans--Underwriting Standards" herein.

                                 RISK CATEGORIES FOR THE GROUP I MORTGAGE LOANS


                                                                             AGGREGATE              % OF AGGREGATE
                                                                         PRINCIPAL BALANCE         PRINCIPAL BALANCE
                                                   NUMBER OF             OUTSTANDING AS OF         OUTSTANDING AS OF
    RISK CATEGORY                               MORTGAGE LOANS            THE CUT-OFF DATE          THE CUT-OFF DATE
    -------------                               --------------            ----------------          ----------------
1.........................................           5,087             $     825,989,590.21              64.60%
2.........................................             698                   117,451,158.91               9.19
3.........................................             701                   107,948,926.43               8.44
4.........................................             480                    76,652,933.93               6.00
5.........................................             259                    42,133,540.14               3.30
6.........................................              73                    10,900,013.83               0.85
A.........................................             415                    83,721,851.20               6.55
A-........................................              22                     4,581,405.43               0.36
B.........................................              22                     4,564,239.85               0.36
C.........................................              24                     4,193,371.23               0.33
C-........................................               3                       407,491.48               0.03
                                                     -----             --------------------             ------
    Total.................................           7,784             $   1,278,544,522.64             100.00%
                                                     =====             ====================             ======

GROUP II MORTGAGE LOAN STATISTICS

         The average principal balance of the Group II Mortgage Loans at origination was approximately $249,714. No Group II Mortgage Loan had a principal balance at origination greater than approximately $712,500 or less than approximately $60,000. The average principal balance of the Group II Mortgage Loans as of the Cut-off Date was approximately $249,528. No Group II Mortgage Loan had a principal balance as of the Cut-off Date greater than approximately $712,500 or less than approximately $59,889.

         The Group II Mortgage Loans had Mortgage Rates as of the Cut-off Date ranging from approximately 4.95% per annum to approximately 12.25% per annum, and the weighted average Mortgage Rate on the Group II Mortgage Loans was approximately 7.49% per annum. As of the Cut-off Date, the adjustable-rate Group II Mortgage Loans had Gross Margins ranging from approximately 4.50% to approximately 7.13%, Minimum Mortgage Rates ranging from approximately 4.95% per annum to approximately 12.25% per annum and Maximum Mortgage Rates ranging from approximately 10.95% per annum to approximately 18.25% per annum. As of the Cut-off Date, the weighted average Gross Margin on the adjustable-rate Group II Mortgage Loans was approximately 6.43%, the weighted average Minimum Mortgage Rate on the adjustable-rate Group II Mortgage Loans was approximately 7.63% per annum and the weighted average Maximum Mortgage Rate on the adjustable-rate Group II Mortgage Loans was approximately 13.63% per annum. The latest first Adjustment Date following the Cut-off Date on any adjustable-rate Group II Mortgage Loan occurs in June 2005 and the weighted average next Adjustment Date for all of the adjustable-rate Group II Mortgage Loans following the Cut-off Date is May 2005.

         The weighted average loan-to-value ratio at origination of the Group II Mortgage Loans was approximately 83.47%. At origination, no Group II Mortgage Loan had a loan-to-value ratio greater than approximately 95.00% or less than approximately 29.00%.

         The weighted average remaining term to stated maturity of the Group II Mortgage Loans was approximately 355 months as of the Cut-off Date. None of the Group II Mortgage Loans had a first Due Date prior to February 2003 or after July 2003, or will have a remaining term to stated maturity of less than 177 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group II Mortgage Loan is June 2033

         The Group II Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

                    PRINCIPAL BALANCES OF THE GROUP II MORTGAGE LOANS AS OF THE CUT-OFF DATE(1)



                                                                             AGGREGATE              % OF AGGREGATE
                                                                         PRINCIPAL BALANCE         PRINCIPAL BALANCE
      RANGE OF PRINCIPAL BALANCES AS               NUMBER OF             OUTSTANDING AS OF         OUTSTANDING AS OF
         OF THE CUT-OFF DATE ($)                MORTGAGE LOANS            THE CUT-OFF DATE          THE CUT-OFF DATE
         -----------------------                --------------            ----------------          ----------------
50,000.01 - 100,000.00....................              337             $    26,381,771.27               6.26%
100,000.01 - 150,000.00...................              279                  34,363,270.94               8.15
150,000.01 - 200,000.00...................              161                  27,809,426.78               6.60
200,000.01 - 250,000.00...................               98                  21,908,600.44               5.20
250,000.01 - 300,000.00...................               73                  20,091,556.46               4.77
300,000.01 - 350,000.00...................              232                  77,364,812.37              18.36
350,000.01 - 400,000.00...................              229                  85,449,501.75              20.27
400,000.01 - 450,000.00...................              141                  59,908,291.51              14.21
450,000.01 - 500,000.00...................              127                  61,326,973.04              14.55
500,000.01 - 550,000.00...................                6                   3,114,211.74               0.74
550,000.01 - 600,000.00...................                4                   2,372,439.59               0.56
600,000.01 - 650,000.00...................                1                     649,554.93               0.15
700,000.01 - 750,000.00...................                1                     712,500.00               0.17
                                                      -----             ------------------             ------
      Total...............................            1,689             $   421,452,910.82             100.00%
                                                      =====             ==================             ======

______________
(1) The average principal balance of the Group II Mortgage Loans as of the Cut-off Date was approximately $249,528.



                     MORTGAGE RATES OF THE  GROUP II MORTGAGE LOANS AS OF THE CUT-OFF DATE(1)


                                                                             AGGREGATE              % OF AGGREGATE
                                                                         PRINCIPAL BALANCE         PRINCIPAL BALANCE
                                                   NUMBER OF             OUTSTANDING AS OF         OUTSTANDING AS OF
         CURRENT MORTGAGE RATE (%)              MORTGAGE LOANS            THE CUT-OFF DATE          THE CUT-OFF DATE
         -------------------------              --------------            ----------------          ----------------
4.500 - 4.999.............................                2             $       932,402.14               0.22%
5.000 - 5.499.............................                7                   2,843,665.89               0.67
5.500 - 5.999.............................               79                  27,110,354.83               6.43
6.000 - 6.499.............................              179                  59,257,860.82              14.06
6.500 - 6.999.............................              284                  90,212,322.92              21.41
7.000 - 7.499.............................              193                  60,197,138.44              14.28
7.500 - 7.999.............................              211                  58,079,230.11              13.78
8.000 - 8.499.............................              136                  33,087,291.95               7.85
8.500 - 8.999.............................              116                  26,829,405.69               6.37
9.000 - 9.499.............................              238                  32,319,820.06               7.67
9.500 - 9.999.............................              161                  19,376,678.45               4.60
10.000 - 10.499...........................               36                   4,465,297.95               1.06
10.500 - 10.999...........................               25                   4,080,923.40               0.97
11.000 - 11.499...........................                6                   1,085,393.86               0.26
11.500 - 11.999...........................               12                   1,271,339.88               0.30
12.000 - 12.499...........................                4                     303,784.43               0.07
                                                      -----             ------------------             ------
      Total...............................            1,689             $   421,452,910.82             100.00%
                                                      =====             ==================             ======

______________
(1) The weighted average current Mortgage Rate of the Group II Mortgage Loans as of the Cut-off Date was approximately 7.49% per annum.

                 MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE INITIAL GROUP II MORTGAGE LOANS(1)


                                                                             AGGREGATE              % OF AGGREGATE
                                                                         PRINCIPAL BALANCE         PRINCIPAL BALANCE
                                                   NUMBER OF             OUTSTANDING AS OF         OUTSTANDING AS OF
         MAXIMUM MORTGAGE RATE (%)              MORTGAGE LOANS            THE CUT-OFF DATE          THE CUT-OFF DATE
         -------------------------              --------------            ----------------          ----------------
10.500-10.999.............................               1               $    207,749.61                 0.02%
11.000-11.499.............................              15                  3,736,442.38                 0.34
11.500-11.999.............................             132                 28,085,741.33                 2.58
12.000-12.499.............................             311                 62,418,353.79                 5.74
12.500-12.999.............................             927                180,869,207.10                16.64
13.000-13.499.............................             981                171,269,506.10                15.76
13.500-13.999.............................            1575                261,521,969.40                24.06
14.000-14.499.............................            1146                169,512,081.10                15.60
14.500-14.999.............................            1030                143,438,847.60                13.20
15.000-15.499.............................             296                 37,839,919.27                 3.48
15.500-15.999.............................             127                 16,679,096.77                 1.53
16.000-16.499.............................              38                  4,788,109.30                 0.44
16.500-16.999.............................               8                  1,120,093.92                 0.10
17.000-17.499.............................              17                  2,096,345.61                 0.19
17.500-17.999.............................              14                  1,849,864.32                 0.17
18.000-18.499.............................               9                  1,167,489.74                 0.11
18.500-18.999.............................               2                    161,727.90                 0.01
                                                      ----           -------------------               ------
Total.....................................            6629           $  1,086,762,545.00               100.00%
                                                      ====           ===================               ======

______________
(1) The weighted average Maximum Mortgage Rate of the adjustable-rate Group II Mortgage Loans as of the Cut-off Date was approximately 13.63% per annum.


                     MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE  GROUP II MORTGAGE LOANS(1)


                                                                             AGGREGATE              % OF AGGREGATE
                                                                         PRINCIPAL BALANCE         PRINCIPAL BALANCE
                                                   NUMBER OF             OUTSTANDING AS OF         OUTSTANDING AS OF
         MINIMUM MORTGAGE RATE (%)              MORTGAGE LOANS            THE CUT-OFF DATE          THE CUT-OFF DATE
         -------------------------              --------------            ----------------          ----------------
4.500 - 4.999.............................              2             $       932,402.14               0.34%
5.000 - 5.499.............................              7                   2,843,665.89               1.04
5.500 - 5.999.............................             39                  15,545,181.47               5.67
6.000 - 6.499.............................             69                  27,676,007.82              10.09
6.500 - 6.999.............................            141                  55,472,093.02              20.22
7.000 - 7.499.............................            110                  43,267,993.93              15.77
7.500 - 7.999.............................            103                  40,440,587.63              14.74
8.000 - 8.499.............................             53                  20,600,818.75               7.51
8.500 - 8.999.............................             51                  17,226,880.79               6.28
9.000 - 9.499.............................            190                  25,995,683.32               9.48
9.500 - 9.999.............................            128                  14,983,446.66               5.46
10.000 - 10.499...........................             24                   3,308,822.53               1.21
10.500 - 10.999...........................             21                   3,655,441.07               1.33
11.000 - 11.499...........................              6                   1,085,393.86               0.40
11.500 - 11.999...........................             10                   1,021,362.83               0.37
12.000 - 12.499...........................              3                     231,804.58               0.08
                                                      ---             ------------------             ------
      Total...............................            957             $   274,287,586.29             100.00%
                                                      ===             ==================             ======

______________
(1) The weighted average Minimum Mortgage Rate of the adjustable-rate Group II Mortgage Loans as of the Cut-off Date was approximately 7.63% per annum.

                         GROSS MARGINS OF THE ADJUSTABLE-RATE  GROUP II MORTGAGE LOANS(1)


                                                                             AGGREGATE              % OF AGGREGATE
                                                                         PRINCIPAL BALANCE         PRINCIPAL BALANCE
                                                   NUMBER OF             OUTSTANDING AS OF         OUTSTANDING AS OF
         GROSS MARGINS (%)                      MORTGAGE LOANS            THE CUT-OFF DATE          THE CUT-OFF DATE
         -----------------                      --------------            ----------------          ----------------
4.500 - 4.749.............................              1             $        64,600.00               0.02%
5.000 - 5.249.............................              1                     419,553.10               0.15
5.500 - 5.749.............................             53                  19,797,473.35               7.22
5.750 - 5.999.............................              1                      76,000.00               0.03
6.250 - 6.499.............................              1                     547,855.17               0.20
6.500 - 6.749.............................            895                 251,858,660.66              91.82
6.750 - 6.999.............................              2                     422,882.87               0.15
7.000 - 7.249.............................              3                   1,100,561.14               0.40
                                                      ---             ------------------             ------
      Total...............................            957             $   274,287,586.29             100.00%
                                                      ===             ==================             ======

______________
(1) The weighted average Gross Margin of the adjustable-rate Group II Mortgage Loans as of the Cut-off Date was approximately 6.43% per annum.


                     NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE  GROUP II MORTGAGE LOANS(1)


                                                                             AGGREGATE              % OF AGGREGATE
                                                                         PRINCIPAL BALANCE         PRINCIPAL BALANCE
                                                   NUMBER OF             OUTSTANDING AS OF         OUTSTANDING AS OF
     NEXT ADJUSTMENT DATE                       MORTGAGE LOANS            THE CUT-OFF DATE          THE CUT-OFF DATE
     --------------------                       --------------            ----------------          ----------------
2005-01...................................               10             $     3,638,003.22               1.33%
2005-02...................................                4                   1,358,673.16               0.50
2005-03...................................               25                   6,070,868.94               2.21
2005-04...................................              109                  29,733,799.96              10.84
2005-05...................................              555                 163,922,543.01              59.76
2005-06...................................              254                  69,563,698.00              25.36
                                                        ---             ------------------             ------
      Total...............................              957             $   274,287,586.29             100.00%
                                                        ===             ==================             ======

______________
(1) The weighted average next Adjustment Date for the adjustable-rate Group II Mortgage Loans as of the Cut-off Date is May 2005.

                         ORIGINAL LOAN-TO-VALUE RATIOS OF THE  GROUP II MORTGAGE LOANS(1)


                                                                             AGGREGATE              % OF AGGREGATE
                                                                         PRINCIPAL BALANCE         PRINCIPAL BALANCE
                                                   NUMBER OF             OUTSTANDING AS OF         OUTSTANDING AS OF
    ORIGINAL LOAN-TO-VALUE RATIO (%)            MORTGAGE LOANS            THE CUT-OFF DATE          THE CUT-OFF DATE
    --------------------------------            --------------            ----------------          ----------------
25.001 - 30.000...........................                1             $       144,876.37               0.03%
30.001 - 35.000...........................                5                     463,902.48               0.11
35.001 - 40.000...........................                6                     561,562.43               0.13
40.001 - 45.000...........................                7                     919,807.52               0.22
45.001 - 50.000...........................                8                   1,839,343.33               0.44
50.001 - 55.000...........................               19                   4,960,554.99               1.18
55.001 - 60.000...........................               41                   8,652,591.82               2.05
60.001 - 65.000...........................               77                  18,556,313.11               4.40
65.001 - 70.000...........................               72                  17,744,919.74               4.21
70.001 - 75.000...........................              148                  33,552,897.17               7.96
75.001 - 80.000...........................              288                  68,427,625.32              16.24
80.001 - 85.000...........................              243                  60,362,455.96              14.32
85.001 - 90.000...........................              473                 116,375,560.07              27.61
90.001 - 95.000...........................              301                  88,890,500.51              21.09
                                                      -----             ------------------             ------
      Total...............................            1,689             $   421,452,910.82             100.00%
                                                      =====             ==================             ======

______________
(1) The weighted average original loan-to-value ratio of the Group II Mortgage Loans as of the Cut-off Date was approximately 83.47%.

                             MORTGAGED PROPERTY TYPES OF THE GROUP II MORTGAGE LOANS


                                                                             AGGREGATE              % OF AGGREGATE
                                                                         PRINCIPAL BALANCE         PRINCIPAL BALANCE
                                                   NUMBER OF             OUTSTANDING AS OF         OUTSTANDING AS OF
    PROPERTY TYPE                               MORTGAGE LOANS            THE CUT-OFF DATE          THE CUT-OFF DATE
    -------------                               --------------            ----------------          ----------------
Single Family Residence...................            1,368             $   340,763,773.75              80.85%
Planned Unit Development..................              108                  32,939,073.99               7.82
2-4 Family................................              111                  23,331,443.32               5.54
Condo.....................................               79                  19,393,710.64               4.60
Planned Unit Development Attached.........               15                   3,428,145.56               0.81
Single Family Attached....................                4                   1,312,033.96               0.31
Manufactured Housing......................                4                     284,729.60               0.07
                                                      -----             ------------------             ------
      Total...............................            1,689             $   421,452,910.82             100.00%
                                                      =====             ==================             ======


                      MORTGAGED PROPERTY OCCUPANCY STATUS OF THE  GROUP II MORTGAGE LOANS(1)


                                                                             AGGREGATE              % OF AGGREGATE
                                                                         PRINCIPAL BALANCE         PRINCIPAL BALANCE
                                                   NUMBER OF             OUTSTANDING AS OF         OUTSTANDING AS OF
    OCCUPANCY STATUS                            MORTGAGE LOANS            THE CUT-OFF DATE          THE CUT-OFF DATE
    ----------------                            --------------            ----------------          ----------------
Owner Occupied............................           1,523             $   395,881,533.13              93.93%
Non Owner Occupied........................             149                  21,919,270.06               5.20
Second Home...............................              17                   3,652,107.63               0.87
                                                     -----             ------------------             ------
      Total...............................           1,689             $   421,452,910.82             100.00%
                                                     =====             ==================             ======

______________
(1) Occupancy status as represented by the mortgagor at the time of origination.


                                     PURPOSE OF THE GROUP II MORTGAGE LOANS


                                                                             AGGREGATE              % OF AGGREGATE
                                                                         PRINCIPAL BALANCE         PRINCIPAL BALANCE
                                                   NUMBER OF             OUTSTANDING AS OF         OUTSTANDING AS OF
    PURPOSE                                     MORTGAGE LOANS            THE CUT-OFF DATE          THE CUT-OFF DATE
    -------                                     --------------            ----------------          ----------------
Refinance - Debt Consolidation, Cashout(1)              840             $   211,647,412.23              50.22%
Refinance - Debt Consolidation, No Cashout(2)           477                 119,024,804.15              28.24
Purchase..................................              372                  90,780,694.44              21.54
                                                      -----             ------------------             ------
      Total...............................            1,689             $   421,452,910.82             100.00%
                                                      =====             ==================             ======

______________
(1) Cash proceeds to the borrower exclusive of Debt Consolidation payments exceed 3% of the original Principal Balance of the related mortgage loan. Also includes all home equity loans originated in Texas with any cash proceeds.
(2) Cash proceeds to the borrower exclusive of Debt Consolidation payments are 3% or less of the original Principal Balance of the related mortgage loan. Excludes home equity loans originated in Texas with any cash proceeds.

          GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATING TO THE  GROUP II MORTGAGE LOANS(1)


                                                                             AGGREGATE              % OF AGGREGATE
                                                                         PRINCIPAL BALANCE         PRINCIPAL BALANCE
                                                   NUMBER OF             OUTSTANDING AS OF         OUTSTANDING AS OF
    LOCATION                                    MORTGAGE LOANS            THE CUT-OFF DATE          THE CUT-OFF DATE
    --------                                    --------------            ----------------          ----------------
Alabama...................................               14             $     1,745,132.96               0.41%
Alaska....................................                4                     647,647.44               0.15
Arizona...................................               51                   8,309,206.27               1.97
Arkansas..................................                1                     117,609.58               0.03
California................................              560                 190,939,033.88              45.30
Colorado..................................               25                   6,749,136.07               1.60
Connecticut...............................               29                   6,895,422.22               1.64
Delaware..................................                1                     100,500.00               0.02
Florida...................................              143                  25,283,111.25               6.00
Hawaii....................................               15                   3,730,734.60               0.89
Idaho.....................................                4                     714,524.13               0.17
Illinois..................................              103                  21,584,169.23               5.12
Indiana...................................               25                   3,141,216.06               0.75
Iowa......................................                5                     484,848.27               0.12
Kansas....................................                3                     366,727.16               0.09
Kentucky..................................                7                     786,448.00               0.19
Louisiana.................................                6                     560,226.60               0.13
Maine.....................................                3                     608,168.29               0.14
Maryland..................................               36                   7,259,425.35               1.72
Massachusetts.............................               45                  12,627,246.40               3.00
Michigan..................................               53                   8,645,317.13               2.05
Minnesota.................................               29                   7,511,798.66               1.78
Mississippi...............................                5                     376,812.76               0.09
Missouri..................................               27                   3,644,802.93               0.86
Montana...................................                1                     127,894.87               0.03
Nebraska..................................                2                     239,736.18               0.06
Nevada....................................               28                   6,805,627.69               1.61
New Hampshire.............................               10                   2,443,900.83               0.58
New Jersey................................               62                  17,040,142.89               4.04
New Mexico................................                6                     847,655.38               0.20
New York..................................              131                  41,017,842.61               9.73
Ohio......................................               73                   9,019,360.75               2.14
Oklahoma..................................                6                   1,077,822.52               0.26
Oregon....................................                7                   1,931,119.79               0.46
Pennsylvania..............................               15                   2,480,013.13               0.59
Rhode Island..............................                8                   1,907,351.79               0.45
South Carolina............................                8                     654,361.68               0.16
South Dakota..............................                1                     277,400.83               0.07
Tennessee.................................               23                   2,904,667.92               0.69
Texas.....................................               77                  11,968,640.07               2.84
Utah......................................               14                   3,179,833.02               0.75
Washington................................               19                   3,925,018.81               0.93
Wisconsin.................................                3                     620,879.82               0.15
Wyoming...................................                1                     154,375.00               0.04
                                                      -----             ------------------             ------
      Total...............................            1,689             $   421,452,910.82             100.00%
                                                      =====             ==================             ======

______________
(1) The greatest ZIP Code geographic concentration of the Group II Mortgage Loans was approximately 0.65% in the 94303 ZIP Code.

                     QUALIFYING FICO SCORES FOR THE  GROUP II MORTGAGE LOANS AT ORIGINATION(1)


                                                                             AGGREGATE              % OF AGGREGATE
                                                                         PRINCIPAL BALANCE         PRINCIPAL BALANCE
                                                   NUMBER OF             OUTSTANDING AS OF         OUTSTANDING AS OF
    QUALIFYING FICO SCORE                       MORTGAGE LOANS            THE CUT-OFF DATE          THE CUT-OFF DATE
    ---------------------                       --------------            ----------------          ----------------
500 - 519.................................               75             $    12,991,017.36               3.08%
520 - 539.................................              102                  20,626,398.41               4.89
540 - 559.................................              208                  42,601,301.96              10.11
560 - 579.................................              217                  47,490,808.45              11.27
580 - 599.................................              155                  37,792,302.61               8.97
600 - 619.................................              259                  64,179,815.13              15.23
620 - 639.................................              245                  70,958,739.57              16.84
640 - 659.................................              172                  50,482,334.63              11.98
660 - 679.................................              101                  28,406,821.13               6.74
680 - 699.................................               65                  18,848,134.66               4.47
700 - 719.................................               46                  12,839,954.71               3.05
720 - 739.................................               19                   5,998,786.74               1.42
740 - 759.................................               12                   3,976,720.76               0.94
760 - 779.................................                9                   2,984,334.87               0.71
780 - 799.................................                4                   1,275,439.83               0.30
                                                      -----             ------------------             ------
      Total...............................            1,689             $   421,452,910.82             100.00%
                                                      =====             ==================             ======

______________
(1) The weighted average qualifying FICO score at origination of the Group II Mortgage Loans that had FICO scores was approximately 614. See "--FICO Scores" herein.


                             INCOME DOCUMENTATION OF THE GROUP II MORTGAGE LOANS(1)


                                                                             AGGREGATE              % OF AGGREGATE
                                                                         PRINCIPAL BALANCE         PRINCIPAL BALANCE
                                                   NUMBER OF             OUTSTANDING AS OF         OUTSTANDING AS OF
    INCOME DOCUMENTATION                        MORTGAGE LOANS            THE CUT-OFF DATE          THE CUT-OFF DATE
    --------------------                        --------------            ----------------          ----------------
Full Documentation Program................         1,104             $   268,006,516.32              63.59%
Stated Documentation Program..............           495                 127,097,210.58              30.16
Limited Documentation Program.............            90                  26,349,183.92               6.25
                                                   -----             ------------------             ------
      Total...............................         1,689             $   421,452,910.82             100.00%
                                                   =====             ==================             ======

______________
(1) For a description of each documentation level, see "The Mortgage Loans--Underwriting Standards" herein.

                                 RISK CATEGORIES FOR THE GROUP II MORTGAGE LOANS


                                                                             AGGREGATE              % OF AGGREGATE
                                                                         PRINCIPAL BALANCE         PRINCIPAL BALANCE
                                                   NUMBER OF             OUTSTANDING AS OF         OUTSTANDING AS OF
    RISK CATEGORY                               MORTGAGE LOANS            THE CUT-OFF DATE          THE CUT-OFF DATE
    -------------                               --------------            ----------------          ----------------
1.........................................             1,055             $   275,760,592.06              65.43%
2.........................................               151                  36,052,614.24               8.55
3.........................................               182                  37,983,948.21               9.01
4.........................................               122                  25,190,527.41               5.98
5.........................................                66                  13,010,040.12               3.09
6.........................................                33                   5,622,118.20               1.33
A.........................................                70                  24,160,074.15               5.73
A-........................................                 1                     416,000.00               0.10
B.........................................                 3                   1,088,793.35               0.26
C.........................................                 6                   2,168,203.08               0.51
                                                       -----             ------------------             ------
      Total...............................             1,689             $   421,452,910.82             100.00%
                                                       =====             ==================             ======